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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certifies, in his capacity as an officer of Dole Food Company, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

        - The Annual Report of the Company on Form 10-K for the period ended December 28, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        - The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 26, 2003


      /s/ David H. Murdock
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          David H. Murdock
     Chairman of the Board and
      Chief Executive Officer